SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]  Preliminary Information Statement

[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

[ ]  Definitive Information Statement

                    OMNI MEDICAL HOLDINGS, INC.
            (Name of Registrant as Specified in its Charter)

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[X]  No fee required

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(1)  Title of each class of securities to which transaction applies:  N/A.

(2)  Aggregate number of securities to which transaction applies:  N/A.

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A.

(4)  Proposed maximum aggregate value of transaction:  N/A.

(5)  Total fee paid:  N/A.

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

         (1)   Amount Previously Paid:  $0.

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Contact Persons: Leonard W. Burningham, Esq.
                 Branden T. Burningham, Esq.
                 Suite 205, 455 East 500 South Street
                 Salt Lake City, Utah 84111
                 Tel: 801-363-7411; Fax: 801-355-7126

                  OMNI MEDICAL HOLDINGS, INC.
                1107 Mt. Rushmore Road, Suite 2
                 Rapid City, South Dakota 57701

                      INFORMATION STATEMENT

            WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                    REQUESTED NOT TO SEND A PROXY

                          INTRODUCTION

          This Information Statement is being furnished to our shareholders (Omni Medical Holdings, Inc., a Utah corporation [the "Company,"
"Omni," "we", "our" or "us" or words or similar import]), regarding an amendment to our Articles of Incorporation that will increase the amount of our authorized shares from 50 million to 100 million.

          This amendment to our Articles of Incorporation was unanimously adopted by our Board of Directors, who, together with certain other principal stockholders who are outlined below under the caption "Voting Securities and Principal Holders Thereof," also constitute some of the majority shareholders (the "Majority Shareholders"), collectively beneficially owning 15,387,130 shares of our common stock or approximately 52.2% of our outstanding voting securities at May 23, 2005, the date of the adoption of the amendment by the Board of Directors and Majority Stockholders. No other votes were required or necessary to adopt this amendment to our Articles of Incorporation, and none are being solicited hereunder. See the captions "Voting Securities and Principal Holders Thereof" and "Amendment to our Articles of Incorporation and Vote Required for Approval," herein.

          The amendment will become effective on the opening of business on September 9, 2005, or a date that is at least 21 days from the mailing of this Information Statement to our shareholders. This amendment to our Articles of Incorporation is the only matter covered by this Information Statement.

               APPROXIMATE DATE OF MAILING: August 19, 2005.

          The following constitutes the full amendment to our Articles of
Incorporation:

                              ARTICLE IV

                          AUTHORIZED SHARES

        The aggregate number of shares which the corporation shall have authority to issue is One Hundred Million (100,000,000) shares of $0.001 (one mill) per value common voting stock.

      REASONS FOR THE ADOPTION OF THE AMENDMENT TO OUR ARTICLES OF
                            INCORPORATION

     Our Board of Directors believes that this new Article IV will provide us with greater flexibility by increasing our authorized capital to allow us to raise capital, effect acquisitions and to issue capital stock for other general corporate purposes. There are no current arrangements or understandings regarding the issuance of any of the shares of common stock resulting from this increase in our authorized capital stock.

                          DISSENTERS' RIGHTS

          There are no dissenters' rights applicable with respect to the amendment to our Articles of Incorporation.

           INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

          No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the amendment to our Articles of Incorporation which is not shared by all other shareholders.

              VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities.
------------------

          The securities that would have been entitled to vote if a meeting was required to have been held regarding this amendment to our Articles of Incorporation consist of shares of our common stock. Each share of our common stock is entitled to one vote. The number of outstanding shares of our common stock at the close of business on May 23, 2005, the record date for determining our shareholders who would have been entitled to notice of and to vote on the amendment to our Articles of Incorporation, was 29,488,059 shares.

Security Ownership of Principal Holders and Management.
-------------------------------------------------------

          The following table sets forth certain information as of May 23, 2005, regarding current beneficial ownership of the shares of our common stock by (i) each person known by us to own more than 5% of the outstanding shares of our common stock, (ii) each of our executive officers and directors, and
(iii) all of our executive officers and directors as a group. Except as noted, each person has sole voting and sole investment or dispositive power with respect to the shares shown. The information presented is based upon 29,488,059 outstanding shares of our common stock.

                       Position with        Number of Shares     Percentage
Name and Address       the Company          Beneficially Owned    of Class
----------------       -------------        ------------------    --------

Arthur D. Lyons(1)      President, CEO,         2,492,437           8.5%
(2)                     Treasurer and
                        Director

John Globoker           Secretary                  50,000           0.2%
(2)

Lance Weaver            Director                  114,234           0.4%
(2)

Charles D. Arbeiter     Stockholder             1,745,852           5.9%
(2)

Al Rieman               Stockholder             2,503,301           8.5%
(2)

Peter Pollachek         Stockholder             4,000,000          13.6%
(2)

Elisa Norrick           Stockholder             1,000,000           3.4%
(2)

LHM Trading(1)          Stockholder             3,195,721          10.8%
(2)

Interstate Advisors(1)  Stockholder               285,585           1.0%
(2)

Totals:                                        15,387,130          52.2%

All executive officers and directors            2,656,671           9.0%
of the Company as a group (3 persons)

     (1) LHM Trading and Interstate Advisors are business entities controlled by Arthur D. Lyons, the President, CEO, Secretary and a Director of our Company. Mr. Lyons' holdings also include 200,000 shares held of record in the name of Rebecca Hamilton Lyons, his wife.

     (2) These persons constitute the Majority Shareholders who have voted in favor of the amendment to our Articles of Incorporation that is the only matter covered by this Information Statement.

   AMENDMENT TO OUR ARTICLES OF INCORPORATION AND VOTE REQUIRED FOR APPROVAL

Utah Law.
---------

     Section 16-10a-1003 of the Utah Law provides that every amendment to the Articles of Incorporation of a corporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of persons owning a majority of the securities entitled to vote on any such amendment.

     Resolutions to effect these amendments were unanimously adopted by our Board of Directors, and the Majority Shareholders named under the caption "Voting Securities and Principal Holders Thereof" have unanimously adopted the amendment by written consent. The Majority Stockholders own approximately
52.2% of our outstanding voting securities.   No other votes or consents are
required or necessary to effect the amendment.

Effective Date of Amendment.
----------------------------

          The effective date of the amendment to our Articles of Incorporation will be on the opening of business on September 9, 2005, or 21 days from the mailing of this Information Statement to our shareholders.

                                 NOTICE

  THE MAJORITY SHAREHOLDERS OF OUR COMPANY HAVE CONSENTED TO THE ADOPTION OF
   THE AMENDMENT TO OUR ARTICLES OF INCORPORATION AND OWN IN EXCESS OF THE REQUIRED NUMBER OF OUR OUTSTANDING VOTING SECURITIES TO ADOPT THESE AMENDMENTS UNDER UTAH LAW. NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE
                               REQUESTED.

                              BY ORDER OF THE BOARD OF DIRECTORS



August 19, 2005
                              Arthur D. Lyons, President